SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2004

ALEXION PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27756	13-3648318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

352 Knotter Drive, Cheshire, CT	06410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated June 3, 2004.

Item 12.	Results of Operations and Financial Condition

On June 3, 2004, the Company announced its results of operations for the three month period ended April 30, 2004. A copy of the press release issued by the Company relating thereto is furnished herewith as Exhibit 99.1.

Limitation on Incorporation by Reference

In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: June 3, 2004	By:	/s/ Carsten Boess

	Name:	Carsten Boess
	Title:	Vice President and Chief Financial Officer

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